Morgan Stanley New York Tax-Free Income Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 New York   09/10/  2,218,   $97.81 $217,000  2,000,   0.92%   1.44   Goldman
   City       03      587             ,000      000             %     Sachs &
Municipal                                                            Co, First
  Water                                                                Albany
 Finance                                                             Corporatio
Authority                                                            n, Merrill
Water and                                                             Lynch &
  Sewer                                                               Co, UBS
  System                                                             Financial
 Revenue                                                              Services
  Bonds,                                                             Inc, Bear
  Fiscal                                                             Stearns &
   2004                                                               Co Inc,
 Series A                                                            Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                     JP Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, MR
                                                                       Beal &
                                                                      Company,
                                                                     CIBC World
                                                                      Markets,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                       First
                                                                      American
                                                                     Municipals
                                                                     Inc, Quick
                                                                      & Reilly
                                                                        Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                       ed and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n
                                                                     Citigroup,
                                                                     JP Morgan,
                                                                        Bear
 Battery                                                             Stearns &
Park City                                                             Co Inc,
Authority   10/03/  3,969,   $102.3 $406,350  2,000,   0.50%   1.46   Goldman
  Senior      03      036      8      ,000      000             %     Sachs &
 Revenue                                                                Co,
  Bonds,                                                              Merrill
  Series                                                              Lynch &
  2003A                                                              Co, Morgan
                                                                      Stanley,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc













                                                                       Lehman
 New York                                                            Brothers,
   City                                                               Merrill
Transition                                                            Lynch &
al Finance  10/29/  5,369,   $101.6 $545,620  2,000,   0.37%   1.50    Co, JP
Authority     03      747      1      ,000      000             %     Morgan,
Future Tax                                                             Advest
 Secured                                                             Lebenthal,
  Bonds                                                                 Bear
  Fiscal                                                             Stearns &
   2004                                                               Co Inc,
 Series B                                                            Citigroup,
                                                                      RBC Dain
                                                                      Rauscher
                                                                     Inc, First
                                                                       Albany
                                                                     Corporatio
                                                                     n, Goldman
                                                                      Sachs &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets,
                                                                      Commerce
                                                                      Capital
                                                                      Markets
                                                                      Inc, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Jackson
                                                                     Securities
                                                                       , Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Incorporat
                                                                      ed, Loop
                                                                      Capital
                                                                      Markets
                                                                     LLC, Quick
                                                                     & Reilly,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                        ed,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n